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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
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                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                  July 17, 2007
                Date of Report (Date of Earliest Event Reported)
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                                   Yahoo! Inc.
             (Exact name of Registrant as specified in its charter)
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       Delaware                      0-28018                   77-0398689
(State or other Jurisdiction    (Commission File No.)        (IRS Employer
    of Incorporation)                                        Identification No.)

                                 701 First Ave.
                           Sunnyvale, California 94089
          (Address of principal executive offices, including zip code)

                                 (408) 349-3300
              (Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02  Results of Operations and Financial Condition

         On July 17, 2007, Yahoo! Inc., a Delaware corporation ("Yahoo!") announced its financial results for the second quarter ended June 30, 2007 and certain other information. A copy of Yahoo!'s press release announcing these financial results and certain other information is attached hereto as
Exhibit 99.1.

         The information in this Current Report, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of Yahoo! under the Securities Act of 1933, as amended, or the Exchange Act.


Item 9.01 Financial Statements and Exhibits

       (d) Exhibits.

           The following exhibit is furnished with this report on Form 8-K:

           99.1      Yahoo! Inc. Press Release dated July 17, 2007.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          YAHOO! INC.

                                          By: /s/ Blake Jorgensen
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                                              Blake Jorgensen
                                              Chief Financial Officer (Principal
                                              Financial Officer)

Date: July 17, 2007

                                   YAHOO! INC.

                                INDEX TO EXHIBITS



Exhibit Number             Description
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     99.1                  Yahoo! Inc. Press Release dated July 17, 2007